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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                    November 25, 1997
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

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COLLECTIONS:                                                           For Month of:
                                                                       October 1997
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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                               November 25, 1997
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COLLECTIONS:                                                           For Month of:
                                                                       October , 1997
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Principal Collections: Total Pool                                      $339,343,922.62

Interest Collections
       Regular Pool                                                      $3,423,993.78
       Concentration Pool                                                  $252,119.54
           ==============================                              ===============
           Interest Collections: Total Pool                              $3,676,113.32

Investment Proceeds
       Regular Pool                                                        $360,886.92
       Concentration Pool                                                    $3,260.02
           ==============================                              ===============
            Total Investment Proceeds:  Total Pool                         $364,146.94

Series 1996-1: Yield Supplement Deposit Amount                                   $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following      Calculated as of
           month using recalculated prior month ending balances.)      September 30, 1997
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Series Allocation Percentages
       Regular Pool
           Series 1994-1                                                         65.55%
           Series 1996-1                                                          0.00%
           Series 1996-2                                                         34.45%
       Concentration Pool
           Series 1995-1                                                        100.00%

Floating Allocation Percentages
       Regular Pool
           Series 1994-1                                                         60.32%
           Series 1996-1                                                          0.00%
           Series 1996-2                                                         32.20%
       Concentration Pool
           Series 1995-1                                                         72.51%

Principal Allocation Percentages
       Regular Pool
           Series 1994-1                                                         na
           Series 1996-1                                                         na
           Series 1996-2                                                         na
       Concentration Pool
           Series 1995-1                                                         na

Excess Transferor Percentage
       Regular Pool                                                               2.00%
       Concentration Pool                                                        19.61%
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PRINCIPAL AND FUNDED AMOUNTS:                                          As of last day of:
                                                                       October , 1997
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Series 1994-1 Initial Principal Amount: Class A                        $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                         $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors     $34,938,384.24
Series 1994-1 Principal Distributed to Investors                                 $0.00
Series 1994-1 Principal Funding Account Balance                                  $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                  $0.00
Series 1994-1 Invested Amount                                          $298,061,615.76
Series 1994-1 outstanding Principal Balance                            $333,000,000.00

Series 1995-1 Initial Principal Amount                                  $25,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors              $0.00
Series 1995-1 Principal Distributed to Investors                                 $0.00
Series 1995-1 Principal Funding Account Balance                                  $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                  $0.00
Series 1995-1 Invested Amount                                           $25,000,000.00
Series 1995-1 outstanding Principal Balance                             $25,000,000.00

Series 1996-1 Initial Funded Amount                                     $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                      $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                  $50,000,000.00
Series 1996-1 Funded Amount                                                      $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors              $0.00
Series 1996-1 Principal Distributed to Investors                                 $0.00
Series 1996-1 Principal Funding Account Balance                                  $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                  $0.00
Series 1996-1 Invested Amount                                                    $0.00
Series 1996-1 outstanding Principal Balance                                      $0.00

Series 1996-2 Initial Principal Amount: Class A                        $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                          $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors     $15,846,420.69
Series 1996-2 Principal Distributed to Investors                                 $0.00
Series 1996-2 Principal Funding Account Balance                                  $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                  $0.00
Series 1996-2 Invested Amount                                          $159,153,579.31
Series 1996-2 outstanding Principal Balance                            $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                       As of:
                                                                       October 31, 1997
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Series 1994-1: Class A                                                            1.00000000
Series 1994-1: Class B                                                            1.00000000
Series 1996-2: Class A                                                            1.00000000
Series 1996-2: Class B                                                            1.00000000
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POOL BALANCE:                                                          For Month of:
                                                                       October , 1997
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Pool Balance, beginning of month
       Regular Pool                                                    $470,994,595.19
       Concentration Pool                                               $34,479,911.90
           ==============================                              ===============
           Total Pool                                                  $505,474,507.09

Pool Balance, end of month
       Regular Pool                                                    $494,054,236.37
       Concentration Pool                                               $37,591,271.86
           ==============================                              ===============
           Total Pool                                                  $531,645,508.23

Pool Balance, average
       Regular Pool                                                    $466,487,960.28
       Concentration Pool                                               $36,601,496.53
           ==============================                              ===============
           Total Pool                                                  $503,089,456.81
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REGULAR POOL DISTRIBUTIONS                                             As of:
                                                                       November 25, 1997
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Principal Distributions to Investors
           Series 1994-1: Class A                                                $0.00
           Series 1994-1: Class B                                                $0.00
           Series 1996-1                                                         $0.00
           Series 1996-2: Class A                                                $0.00
           Series 1996-2: Class B                                                $0.00

Monthly Interest to Investors
           Series 1994-1: Class A                                        $1,495,458.51
           Series 1994-1: Class B                                           $77,671.67
           Series 1996-1                                                         $0.00
           Series 1996-2: Class A                                          $782,091.23
           Series 1996-2: Class B                                           $35,804.43

Regular Pool Transferors Interest                                           $68,479.88

Interest Shortfall
           Series 1994-1: Class A                                                $0.00
           Series 1994-1: Class B                                                $0.00
           Series 1996-1                                                         $0.00
           Series 1996-2: Class A                                                $0.00
           Series 1996-2: Class B                                                $0.00

Servicing Fee
           Series 1994-1                                                   $237,022.05
           Series 1996-1                                                         $0.00
           Series 1996-2                                                   $126,557.27

Reserve Fund Deposit Amount
           Series 1994-1                                                         $0.00
           Series 1996-1                                                         $0.00
           Series 1996-2                                                         $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                     As of:
                                                                       November 25, 1997
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Investor Default Amount
           Series 1994-1                                                         $0.00
           Series 1996-1                                                         $0.00
           Series 1996-2                                                         $0.00

Carry Over Amount
           Series 1994-1                                                         $0.00
           Series 1996-1                                                         $0.00
           Series 1996-2                                                         $0.00

Amount Distributed not including Excess Distribution to Transferor       $2,823,085.03

Unreimbursed Charge-off Amounts                                                  $0.00

Non-use Fee (Series 1996-1)                                                  $4,027.78
Increased Cost Amounts (Series 1996-1)                                           $0.00

Previously waived servicing fee
           Series 1994-1                                                         $0.00
           Series 1996-1                                                         $0.00
           Series 1996-2                                                         $0.00

Excess Distributed to Transferor                                           $957,767.89

Total Distributed                                                        $3,784,880.70

Monthly Interest - $ per thousand
           Series 1994-1 Class A                                                 $4.71753472
           Series 1994-1 Class B                                                 $4.85447917
           Series 1996-1                                                         $0.00000000
           Series 1996-2 Class A                                                 $4.66920139
           Series 1996-2 Class B                                                 $4.77392361
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RESERVE FUNDS                                                          As of:
                                                                       November 25, 1997
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Series 1994-1
           Balance                                                       $1,665,000.00
           Deficiency Amount                                                     $0.00

Series 1995-1
           Balance                                                         $187,500.00
           Deficiency Amount                                                     $0.00

Series 1996-1
           Balance                                                         $250,000.00
           Deficiency Amount                                                     $0.00

Series 1996-2
           Balance                                                         $875,000.00
           Deficiency Amount                                                     $0.00
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CHARGE OFFS                                                            As of:
                                                                       October 31, 1997
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Defaulted Receivables                                                            $0.00
Investor Default Amount                                                          $0.00
Deficiency Amount                                                                $0.00
Draw Amount                                                                      $0.00
Investor Charge-Off's                                                            $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                               As of:
                                                                       October 31, 1997
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Required Subordinated Amount
           Series 1994-1                                                $19,319,603.71
           Series 1996-1                                                         $0.00
           Series 1996-2                                                 $7,638,352.86

Available Subordinated Amount
           Series 1994-1                                                $19,319,603.71
           Series 1996-1                                                         $0.00
           Series 1996-2                                                 $7,638,352.86
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EXCESS RECEIVABLES                                                     As of:
           To be used in the following month's computations.           October 31, 1997
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Pool Total Components of Excess Receivables:
           Used Vehicles                                               $108,765,678.56
           Finance Hold Receivables                                      $5,246,178.45
           Auction Advantage Program                                             $0.00
           Delayed Payment Program                                               $0.00
           Payment Agreements                                              $158,240.23

Pool Limits on Components of Excess Receivables:
           Used Vehicles                                               $186,075,927.88
           Finance Hold Receivables                                              $0.00
           Auction Advantage Program                                    $26,582,275.41
           Delayed Payment Program                                      $10,632,910.16
           Payment Agreements                                              $500,000.00

Total unallocated Excess Receivables                                     $5,246,178.45

Allocated Excess Receivables
           Series 1994-1                                                 $3,276,884.16
           Series 1995-1                                                   $270,595.95
           Series 1996-1                                                         $0.00
           Series 1996-2                                                 $1,698,698.34
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DELINQUENCIES                                                          As of:
                                                                       October 31, 1997
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30 Day Delinquencies in excess of $1,000                               $          0.00
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EXCESS FUNDING ACCOUNT BALANCES                                        As of:
                                                                       October 31, 1997
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Series 1994-1
           outstanding Principal Balance                               $333,000,000.00
           Regular Pool Balance                                        $494,054,236.37
           Subordination Percentage                                               5.50%
           Non Transferor's Percentage                                           98.00%
           Series Allocation Percentage                                          65.55118110%
           Excess Funding Amount                                        $34,938,384.23

Series 1995-1
           Outstanding Principal Balance                                $25,000,000.00
           Concentration Pool Balance                                   $37,591,271.86
           Subordination Percentage                                               9.25%
           Non Transferor's Percentage                                           98.00%
           Series Allocation Percentage                                         100.000000%
           Excess Funding Amount                                                 $0.00

Series 1996-1
           outstanding Principal Balance                                         $0.00
           Regular Pool Balance                                        $494,054,236.37
           Subordination Percentage                                              10.00%
           Non Transferor's Percentage                                           98.00%
           Series Allocation Percentage                                           0.00000000%
           Excess Funding Amount                                                 $0.00

Series 1996-2
           outstanding Principal Balance                               $175,000,000.00
           Regular Pool Balance                                        $494,054,236.37
           Subordination Percentage                                               4.00%
           Non Transferor's Percentage                                           98.00%
           Series Allocation Percentage                                          34.44881890%
           Excess Funding Amount                                        $15,846,420.70
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ASSET COMPOSITION EVENTS:                                              For Month of:
                                                                       October 27, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                       6.60%
           Test Value                                                            50.00%
           Event                                                               none

Total Pool: 12 month test                                                         0.00%
           Test Value                                                            25.00%
           Event                                                               none

Series 1995-1: 2 month test                                                       0.00%
           Test Value                                                            50.00%
           Event                                                               none

Series 1995-1: 12 month test                                                      0.00%
           Test Value                                                            25.00%
           Event                                                               none
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SERIES 1995-1 SUBORDINATION:                                           For Month of:
                                                                       October , 1997
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
           Excess Receivables                                               270,595.95
           Class IV Receivables                                                   0.00
           Unreviewed Receivables                                         5,099,059.80
           Rejected Receivables                                                   0.00

ISA Percentage
            Excess Receivables                                                  100%
            Class IV Receivables                                                 25%
            Unreviewed Receivables                                               25%
            Rejected Receivables                                                100%

Incremental Subordinated Amount: Total                                    1,545,360.90

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98            2,548,209.37
           + Incremental Subordinated Amount                              1,545,360.90
                                                                          4,093,570.27

(3) Available Subordinated Amount
           Lesser of RSA or:
           Available Subordinated Amount (previous DD)                    2,695,198.06
            - Required Draw Amount (previous DD)                                 $0.00
            - Reserve Fund w/d (on previous DD)                                    -
            + portion of Excess Interest to Transferor (previous DD)         72,444.70
            - Incremental Subordination Amount (previous DD)               (146,988.69)
            + Incremental Subordination Amount (current DD)               1,545,360.90
            - Subord % of change in EFA (since previous DD)                        -
           Ending ASA:                                                    4,093,570.27

(4) Reserve Fund Balance                                                    187,500.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                               For Month of:
                                                                       October , 1997
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(1) Available Subordinated Amount (ASA)                                   4,093,570.27
            Required Subordinated Amount (RSA)                            4,093,570.27
            Test Event: ASA less than  RSA                                     None

(2) Servicer Default                                                           None

(3) Principal not Repaid by Expected Final Pmt Date                            None
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SERIES 1995-1 MEGADEALERSHIPS                                          For Month of:
                                                                       October , 1997
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Dealership Groups in excess of 30% of Receivables: Group 15             $15,579,322.35
Test Value                                                               11,277,381.56
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SERIES 1995-1 DISTRIBUTIONS                                            As of
                                                                       November 25, 1997
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Excess Transferor's Percentage x Interest Collections                        69,317.78
Monthly Interest to Investors                                               129,014.76
Interest Shortfall                                                                 -
Monthly Servicing Fee (1%)                                                   20,833.33
Reserve Fund Deposit Amount                                                        -
Investor Default Amount                                                            -
Carry-Over Amount                                                                  -
Amount Distributed                                                                 -
Unreimbursed  Charge-off Amounts                                                   -
Previously waived Servicing Fee                                                    -
Excess Interest Distributed to Transferor                                    36,213.69
           Total Distributed                                                255,379.56

Total Distributed to WOFCO                                                   126,364.81

Charge-offs:
           Defaulted Receivables                                                   -
           Investor Default Amount                                                 -
           Deficiency Amount                                                       -
           Draw Amount                                                             -
           Investor Charge-Offs                                                    -
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